Exhibit 99.7
FULL AND FINAL RELEASE AND DISCHARGE
     Full and final release and discharge dated October 24, 2005, made by JPMorgan Chase Bank, N.A., as Collateral Agent to and in favour of Nortel Networks Limited (“NNL”), on behalf of itself and its Subsidiaries party to the Agreements (as defined below).
     WHEREAS reference is made to (i) the Canadian Guarantee and Security Agreement among NNL, Nortel Networks Inc. (“NNI”), the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Canadian Security Agreement”), (ii) the U.S. Guarantee and Security Agreement among NNL, NNI, the Subsidiaries party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “U.S. Security Agreement” and together with the Canadian Security Agreement, the “Security Agreements”), (iii) the Foreign Subsidiary Guarantee between Nortel Networks (Ireland) Limited (“Nortel Ireland”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Ireland Guarantee”), (iv) the Foreign Subsidiary Guarantee between Nortel Networks UK Limited (“Nortel UK”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “UK Guarantee”), (v) the Foreign Subsidiary Guarantee between Nortel Networks (Asia) Limited (“Nortel Asia”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Asia Guarantee” and together with the Ireland Guarantee and the UK Guarantee, the “Guarantees”), (vi) the Leasehold Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement between NNI and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Georgia Mortgage”), (vii) the Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing between NNI and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “North Carolina Mortgage” and, together with the Georgia Mortgage, the “U.S. Mortgages”), (viii) the Deed of Hypothec and Issue of Bonds between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNL Hypothec”), (ix) the Deed of Hypothec and Issue of Bonds between NNI and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNI Hypothec”), (x) the Deed of Immovable Hypothec between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated February 18, 2002 (the “NNL Immovable Hypothec”), (xi) the Pledge Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNL Pledge”), (xii) the Pledge Agreement between NNI and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNI Pledge” and, together with the NNL Hypothec, the NNI Hypothec, the NNL Immovable Hypothec and the NNL Pledge, the “Hypothecs”), (xiii) the 25% Demand Bond bearing certificate No. 01 issued, subject to the terms and conditions of the NNL Hypothec, by NNL to JPMorgan Chase Bank, N.A. on January 31, 2002 for a total principal nominal value of CDN$16,000,000,000 (the “NNL Bond”), (xiv) the 25% Demand Bond bearing certificate No. 01 issued, subject to the terms and conditions of the NNI Hypothec, by NNI to JPMorgan Chase Bank, N.A. on January 31, 2002 for a total principal nominal value of CDN$16,000,000,000 (the “NNI Bond” and, together with the NNL Bond, the “Bonds”), (xv) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by NNL in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002 in favour of JPMorgan Chase Bank, N.A. in respect of the 4401 Westwinds Drive N.E., Calgary Alberta property (the “Calgary Mortgage”), (xvi) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by NNL in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002, in favour of JPMorgan Chase Bank, N.A. in respect of the 8200 Dixie Road, Brampton, Ontario property (the “Brampton Mortgage”), (xvii) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by Nortel Networks Technology Corporation (“NNTC”) in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002, granted by NNTC in favour of JPMorgan Chase Bank, N.A. in respect of the 3500 Carling Avenue, Ottawa, Ontario owned property (the “Carling-Owned Mortgage”), (xviii) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by NNL in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002, in favour of JPMorgan Chase Bank, N.A. in respect of the 3500 Carling Avenue, Ottawa, Ontario leased property (the “Carling-Leased Mortgage”), (xix) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by NNTC in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002, in favour of JPMorgan Chase Bank, N.A. in respect of the 185 Corkstown Road, Ottawa, Ontario leased property (the “Corkstown Leasehold Mortgage” and, together with the Calgary Mortgage, the Brampton Mortgage, the Carling-Owned Mortgage, the Carling-Leased Mortgage, the Hypothecs and the Bonds, the “Canadian Mortgages”), (xx) the Trademark Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “2002 Trademark Agreement”), (xxi) the Trademark Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of October 31, 2003 (the “2003 Trademark Agreement”), (xxii) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “2002 Patent Agreement”), (xxiii) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of October 31, 2003 (the “2003 Patent Agreement”), (xxiv) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 30, 2004 (the “2004 Patent Agreement”), (xxv) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 29, 2005 (the “2005 Patent Agreement”), (xxvi) the Patent Security Agreement between Nortel Networks Optical Components Inc. (“NNOC”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “NNOC Patent Agreement” and together with the 2002 Trademark Agreement, the 2003 Trademark Agreement, the 2002 Patent Agreement, the 2003 Patent Agreement, the 2004 Patent Agreement and the 2005 Patent Agreement, the “U.S. IP Agreements”), (xxvii) the Canadian Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “Canadian Patent Agreement”), (xxviii) the Canadian Trademark Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “Canadian Trademark Agreement”), and (xxix) the Canadian Industrial Design Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “Canadian Design Agreement” and together with the Canadian Patent Agreement and the Canadian Trademark Agreement, the “Canadian IP Agreements”). We refer herein to the Security Agreements, the Guarantees, the U.S. Mortgages, the Canadian Mortgages, the U.S. IP Agreements and the Canadian IP Agreements collectively as the “Agreements”;
     WHEREAS NNL, NNI and the other Subsidiaries party to the Agreements have delivered a termination request letter dated October 24, 2005 to the Collateral Agent and Export Development Canada (“EDC”) requesting (i) the Collateral Agent to terminate, cancel, release and discharge, as the case may be, the Agreements and to release the Total Collateral from the Liens created thereunder (the “Requests”) and (ii) EDC to instruct the Collateral Agent to take certain actions necessary to effect the Requests pursuant to Section 19(c)(ii)(y) of the U.S. Security Agreement and Section 18(c)(b)(y) of the Canadian Security Agreement; and
     WHEREAS, EDC has (i) consented to the termination, cancellation, release and discharge, as the case may be, of the Agreements, (ii) consented to the release of the Collateral from the Liens created by the Agreements and (iii) instructed the Collateral Agent to take certain actions necessary to effect the Requests pursuant to Section 19(c)(ii)(y) of the U.S. Security Agreement and Section 18(c)(b)(y) of the Canadian Security Agreement;
     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Collateral Agent, the Collateral Agent agrees as follows:
1.     Defined Terms.   Capitalized terms used in this full and final release and discharge and not otherwise defined herein shall have the respective meanings attributed to them in the Security Agreements.
2.     Release of Security.   The Collateral Agent hereby (i) irrevocably, fully and finally terminates, releases and discharges all of the Liens created under the Agreements, the other Security Documents and Mortgages; (ii) irrevocably, fully and finally releases, discharges, surrenders, reconveys and quit claims unto each applicable Lien Grantor all of the Total Collateral mortgaged, charged, hypothecated, assigned, transferred, pledged, granted, conveyed, ceded, demised or set over to or in favour of the Collateral Agent and the Secured Parties, their successors and assigns, by each Lien Grantor; (iii) cancels the Bonds; (iv) irrevocably authorizes Ogilvy Renault LLP, Cleary Gottlieb Steen & Hamilton LLP (and their respective agents), and directs NNL to cause such persons, to prepare and file (or cause to be prepared and filed) as soon as practicable after the date hereof, financing change statements, discharges of mortgages, acknowledgements and directions for electronic registration and such other appropriate releases or discharges of security, for filing in those jurisdictions where the Collateral Agent has registered a security interest, hypothec, mortgage or charge in any of the Total Collateral and as are required in order to effect or evidence the releases and discharges of the Liens referred to herein; and (v) agrees to execute and deliver, or cause to be executed and delivered, to the relevant Lien Grantor, at the expense of such Lien Grantor, any other documents and take such further acts (or cause to have such acts taken) as such Lien Grantor shall reasonably request to effect or evidence the termination, release and discharge of any Lien of the Collateral Agent in any portion of the Total Collateral or the release and discharge of any portion of the Total Collateral.

3.     Counterparts.   This full and final release and discharge may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.
     IN WITNESS WHEREOF the Collateral Agent has caused this full and final release and discharge to be executed by its duly authorized officers as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Collateral Agent
Per:
Authorized Signing Officer

Per:
Authorized Signing Officer

The undersigned hereby consents to the issuance of this full and final release and discharge as of this            day of October, 2005.

EXPORT DEVELOPMENT CANADA
Per:
Authorized Signing Officer

Per:
Authorized Signing Officer

TO:	JPMorgan Chase Bank, N.A., as Collateral Agent
AND TO:	Export Development Canada

     The undersigned hereby acknowledges this full and final release and discharge as of this            day of October, 2005 and undertakes to comply with the Collateral Agent’s direction contained in paragraph 2(iv) thereof.

NORTEL NETWORKS LIMITED
Per:
Authorized Signing Officer

Per:
Authorized Signing Officer